SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY REGISTRANT [X]              FILED BY A PARTY OTHER THAN REGISTRANT [ ]



Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


    The Diversified Investors Funds Group - Diversified Investors High-Yield
                                   Bond Fund
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No Fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:


4) Date Filed:   August 3, 2000


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                   DIVERSIFIED INVESTORS HIGH-YIELD BOND FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577

August 18, 2000

Dear Shareholder:

On September 20, 2000 at 9:00 a.m., (Eastern time), we will hold a special meeting of shareholders of Diversified Investors High-Yield Bond Fund to vote on important proposals relating to the Fund. The Fund is a series of The Diversified Investors Funds Group.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

As a shareholder, you cast one vote for each share that you own. Every shareholder's vote is important, no matter how many shares you own.

Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. Items 1 and 2 have been carefully considered by the Board of Trustees of The Diversified Investors Funds Group, which is responsible for protecting your interests as a shareholder. The Board of Trustees of The Diversified Investors Funds Group believes that the proposals are fair and reasonable and recommends that you vote in favor of the proposals.

The proposals you will vote on for the Fund are summarized below. Complete information is contained in the enclosed Proxy Statement.

      ITEM 1. To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Eaton Vance Management.

      ITEM 2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

      ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

After you have voted on Items 1 and 2, please be sure to RETURN YOUR SIGNED PROXY CARD.


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This is your opportunity to voice your opinion on matters affecting the Fund.
Your participation is extremely important, no matter how many or how few shares you own.

We appreciate your prompt response.  Thank you.

Sincerely,


/s/ Robert F. Colby
----------------------
Robert F. Colby
Secretary



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                   DIVERSIFIED INVESTORS HIGH-YIELD BOND FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held September 20, 2000


A Special Meeting of Shareholders of DIVERSIFIED INVESTORS HIGH-YIELD BOND FUND, a series of The Diversified Investors Funds Group, will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on September 20, 2000 at 9:00 a.m., Eastern time, for the following purposes:

      ITEM 1. To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Eaton Vance Management.

      ITEM 2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

      ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE DIVERSIFIED INVESTORS FUNDS GROUP RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.

Only shareholders of record on July 26, 2000 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                          Robert F. Colby, Secretary

August 18, 2000

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION.

                   DIVERSIFIED INVESTORS HIGH-YIELD BOND FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                                PROXY STATEMENT

This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of The Diversified Investors Funds Group (the "Trust") for use at a special meeting of shareholders of Diversified Investors High-Yield Bond Fund (the "Fund"), a series of the Trust, or any adjournment thereof, to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on September 20, 2000, at 9:00 a.m., Eastern time (the "Meeting"). The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting. These materials are being mailed by the Board of Trustees of the Trust on or about August 18, 2000.


The Fund is one of twenty-one series of the Trust, which is a registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 23, 1993. The Fund was designated as a separate series of the Trust on August 17, 1995. The mailing address of the Trust is 4 Manhattanville Road, Purchase, New York 10577. The Fund seeks its investment objective by investing all of its investable assets in High-Yield Bond Portfolio, a series of Diversified Investors Portfolios, a registered investment company. The Portfolio has the same investment objective as the Fund. Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio has called a meeting of its investors to vote on such matters, and the Fund's Board of Trustees is seeking instructions from Fund shareholders as to how to vote the Fund's interest in the Portfolio.

The Fund commenced operations on January 30, 1996. The annual report for the Fund for the period ended December 31, 1999, including audited financial statements, has previously been sent to shareholders and is available upon request without charge by contacting Catherine A. Mohr, The Diversified Investors Funds Group, 4 Manhattanville Road, Purchase, New York 10577 or by calling the Trust toll-free at (800) 926-0044.


MANNER OF VOTING PROXiES AND VOTE REQUIRED

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, shares will be voted for proposed Items 1 and 2. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

If sufficient votes to approve the proposed Items 1 and 2 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Item 1 for the proposed adjournment, unless directed to disapprove Item 1, in which case such shares will be voted against the proposed adjournment. Similarly, the persons named as proxies will vote all shares that they are entitled to vote with respect to
Item 2 for the proposed adjournment, unless directed to disapprove Item 2, in which case such shares will be voted against the proposed adjournment.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote is required to constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

The cost of soliciting proxies in the accompanying form, including any fees of any proxy soliciting agent, will be borne by the Portfolio. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. Diversified Investment Advisors, Inc. may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.


The close of business on July 26, 2000 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 5,126,057.14 shares of the Fund, par value $0.00001 per share, were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.


BACKGROUND

As disclosed in the Fund's Prospectus, the Fund is a feeder fund within a two-tier, master/feeder mutual fund structure. In this structure, the Fund, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has the same investment objective as the Fund.


Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of August 17, 1995 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on November 16, 1999. The Advisory Agreement was most recently submitted to a vote of investors in the Portfolio on August 17, 1995 in connection with its initial approval. Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio. The Adviser selects and employs, subject to the review and approval of the Board of Trustees of Diversified Investors Portfolios, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

Prior to June 1, 2000, Delaware Investment Advisors ("DIA"), a division of Delaware Management Company, Inc., a corporation having its principal offices at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, served as the investment subadviser of the Portfolio. DIA had served as the Portfolio's investment subadviser since August 17, 1995 pursuant to an Investment Subadvisory Agreement between DIA and the Adviser. As subadviser, DIA was responsible for investing the Portfolio's assets in a manner consistent with the terms of the Subadvisory Agreement and the investment objectives of the Portfolio. The DIA Subadvisory Agreement was most recently approved by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Independent Trustees, on November 16, 1999. The DIA Subadvisory Agreement was most recently submitted to a vote of investors in the Portfolio on August 17, 1995 in connection with its initial approval.


At a regular meeting of the Board of Trustees of Diversified Investors Portfolios held on May 16, 2000, the Board considered, at the Adviser's recommendation, replacing DIA as subadviser of the Portfolio with Eaton Vance Management ("Eaton Vance"). The Board reviewed DIA's investment performance as subadviser and considered the Adviser's reasons for recommending termination. The Board then reviewed the Adviser's procedures for selecting new subadvisers. As discussed in Item 1 below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate the DIA Subadvisory Agreement and enter into a new subadvisory agreement with Eaton Vance.

Accordingly, effective June 1, 2000, the DIA Subadvisory Agreement terminated, and the Adviser entered into a Subadvisory Agreement with Eaton Vance.

In accordance with the requirements of the 1940 Act, the Eaton Vance Subadvisory Agreement must be approved by the holders of beneficial interests in the Portfolio. Currently, Eaton Vance is serving as the subadviser to the Portfolio pursuant to a rule under the 1940 Act that permits the Eaton Vance Subadvisory Agreement to remain in effect for an interim period while that approval is sought provided that certain conditions are met. The Subadvisory Agreement will terminate if it is not approved by the requisite holders of beneficial interests in the Portfolio by October 28, 2000.

Under applicable law, the Fund, when asked to vote on matters as an investor in the Portfolio, must either seek instructions from Fund shareholders and vote in accordance with those instructions, or vote its beneficial interest in the Portfolio in the same proportion as the vote of all other investors in the Portfolio. Fund shareholders are being asked to vote on the Eaton Vance Subadvisory Agreement and the other items described in this proxy statement because the Fund's Board of Trustees has decided to seek instructions from Fund shareholders as to how to vote on these matters.

      ITEM 1. TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND EATON VANCE MANAGEMENT.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The principal business terms of the DIA and Eaton Vance Subadvisory Agreements are similar except for the identity of the service provider, the effective date and the termination date, and the compensation payable by the Adviser to the subadviser (fees payable to Eaton Vance are lower), and except as further noted below.

Under the terms of the DIA Subadvisory Agreement DIA made recommendations to the Adviser regarding how voting rights pertaining to securities in the Portfolio were exercised. Under the Eaton Vance Subadvisory Agreement, Eaton Vance will be responsible for voting all proxies in relation to the securities held in the Portfolio, and will provide the Portfolio with quarterly reports of all proxies it voted during the previous quarter.


Finally, both of the DIA and the Eaton Vance Subadvisory Agreements provide that the subadviser's services will be exclusive with respect to certain funds. The exclusivity provision in the Eaton Vance Subadvisory Agreement, however, is more restrictive than the corresponding provision in the DIA Subadvisory Agreement. It provides that during the term of the Agreement, Eaton Vance will not manage any similar high yield bond portfolio, any collective trust, openend investment company registered under the 1940 Act, variable insurance contract registered under the 1940 Act, or insurance company separate account that is offered to certain specified types of employee benefit plans and sponsored by competitors of the Adviser without providing the Adviser with 60 days prior written notice.


A description of the investment advisory fees to be paid by the Adviser to Eaton Vance is set forth below under the caption "Investment Advisory Fees."

The Eaton Vance Subadvisory Agreement became effective on June 1, 2000 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, will continue in effect through June 1, 2002 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of Diversified Investors Portfolios or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Subadvisory Agreement may also be terminated by Eaton Vance upon 60 days' advance written notice to the Adviser. The Subadvisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the Eaton Vance Subadvisory Agreement, as under the DIA Subadvisory Agreement, Eaton Vance will furnish continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. Investment management decisions of Eaton Vance will be made by the following two persons who serve as coportfolio managers:

          LINDA CARTER, Vice President, Portfolio Manager and Senior Fixed Income Analyst at Eaton Vance. Ms. Carter has 17 years of investment experience and has held the following positions: Vice President, John Hancock Advisers; Senior Investment Officer, Allmerica Financial; Investment Analyst, United Business Services. Ms. Carter has a B.S. from the University of Massachusetts and a M.S. from Boston College.

          MICHAEL W. WEILHEIMER, Director of High Yield Fixed Income, Vice President and Portfolio Manager at Eaton Vance. Mr. Weilheimer has 13 years of investment experience and has held the following positions:
     Senior Analyst, Amroc Investments, L.P.; and Senior Analyst, Cowen & Company. Mr. Weilheimer has a B.S. from the State University of New York at Albany and a M.B.A. from the University of Chicago Graduate School of Business.

Eaton Vance will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the DIA Subadvisory Agreement, the Eaton Vance Subadvisory Agreement provides that the subadviser shall be responsible only for managing the assets of the Portfolio in good faith and in accordance with investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) selection of such investment guidelines, (ii) advice on, or management of, any other assets for the Adviser, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, and shall be indemnified by the Adviser for any loss in carrying out the terms and provisions of the agreement, including reasonable attorney's fees, indemnification to brokerdealers and futures commission merchants, fines, taxes, penalties and interest. However, the Adviser shall have no obligation to indemnify Eaton Vance for any liability, damages or expenses arising out of Eaton Vance's gross negligence, bad faith, willful malfeasance, or reckless disregard of its duties under the Subadvisory Agreement.

As noted above in "Background," Eaton Vance is currently serving as the subadviser to the Portfolio pursuant to Rule 15a-4 under the 1940 Act. That rule permits the Eaton Vance Subadvisory Agreement to remain in effect for a limited period of time while investor approval of the agreement is sought provided that certain conditions are met. These conditions include that (i) the agreement shall terminate in 150 days if the requisite investor approval is not obtained, and (ii) fees paid under the agreement cannot exceed the fees that would have been paid to DIA under the DIA Subadvisory Agreement. The Eaton Vance Subadvisory Agreement contains provisions complying with the necessary conditions.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Eaton Vance Subadvisory Agreement. The description of the Subadvisory Agreement set forth herein is qualified in its entirety by the provisions of the Subadvisory Agreement as set forth in such Exhibit.

INVESTMENT ADVISORY FEES

Under the Eaton Vance Subadvisory Agreement, the Adviser (not the Portfolio) pays the subadviser for its services on the basis of the following annual fee schedule:

                            EATON VANCE FEE SCHEDULE

               .35%of the first $20 million of net assets managed
                  .25% of net assets managed over $20 million
                  .20% of net assets managed over $40 million
              .15% of net assets managed in excess of $125 million

Under the Eaton Vance Subadvisory Agreement, net assets are equal to the market value of the Portfolio. Fees are calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio by the fee schedule and dividing by twelve. Fees are paid by the Adviser quarterly.

The Eaton Vance Subadvisory Agreement provides that if at any time during the term of the Subadvisory Agreement, Eaton Vance charges another of its clients a lower fee than that set forth above for the management of a similarly structured high yield bond fund, then the Adviser will also be charged the lower rate by Eaton Vance. The Adviser will benefit from the lower rate from the first day that it is in effect for the other client.

Under the DIA Subadvisory Agreement, the Adviser (not the Portfolio) paid DIA for its services on the basis of the following annual fee schedule:

                                DIA FEE SCHEDULE

              .40% of the first $20 million of net assets managed
                .30% of the nets assets managed over $20 million
              .20% of net assets managed in excess of $40 million

Under the DIA Subadvisory Agreement, net assets were equal to the market value of the Portfolio. Fees were calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio by the fee schedule and dividing by twelve. Fees were paid by the Adviser quarterly with a minimum annual fee of $20,000.

Approval of the Eaton Vance Subadvisory Agreement, by itself, would have no effect upon the amount of advisory fees paid by the Portfolio to the Adviser. The Adviser, not the Portfolio, pays investment advisory fees to Eaton Vance as subadviser to the Portfolio.

Fees payable to DIA for services provided pursuant to the DIA Subadvisory Agreement for the period from January 1, 1999 to December 31, 1999 were $291,674. Neither DIA nor any affiliated person of DIA, nor any affiliated person of any such affiliated person, received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1999. There were no other material payments by the Adviser or the Portfolio to DIA, any affiliated person of DIA or any affiliated person of any such affiliated person, during the fiscal year of the Portfolio ended December 31, 1999.


Fees that would have been payable to Eaton Vance for services provided pursuant to the Eaton Vance Subadvisory Agreement for the period from January 1, 1999 to December 31, 1999, had the Eaton Vance Subadvisory Agreement been in effect for such period are $263,669. The aggregate of these fees represents a 9.60% decrease from the amount of fees that would have been payable to DIA for such period under the DIA Subadvisory Agreement. As noted above, the Adviser, and not the Portfolio, pays the subadviser for its services. As a result, any decrease in the amount of fees payable under the Eaton Vance Subadvisory Agreement from the fees payable under the DIA Subadvisory Agreement will not be passed along to investors in the Portfolio.


For the Portfolio's fiscal year ended December 31, 1999, no commissions were paid to any broker (i) that is an affiliated person of the Portfolio, (ii) that is an affiliated person of any affiliated person of the Portfolio, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, DIA, Eaton Vance or the distributor of the Portfolio.

INFORMATION REGARDING EATON VANCE

Eaton Vance is a Massachusetts business trust, having its principal offices at 255 State Street, Boston, Massachusetts 02109. Eaton Vance Corp., which has its nonvoting common stock publicly traded on the New York Stock Exchange, owns all of the outstanding shares of Eaton Vance. Eaton Vance, Inc., a wholly owned subsidiary of Eaton Vance Corp., is the sole trustee of Eaton Vance. All of the outstanding voting common stock of Eaton Vance Corp. is held in a voting trust which expires on October 30, 2000. The trustees of the voting trust and owners of the voting trust receipts issued by the voting trust are Alan R. Dynner, William M. Steul, Wharton P. Whitaker, James B. Hawkes, Duncan W. Richardson, Thomas J. Fetter, Thomas E. Faust, Jr., Jeffrey P. Beale, Scott H. Page, Payson
F. Swaffield and William W. Weilheimer, all of whom are officers of Eaton Vance. James B. Hawkes is the President of Eaton Vance, Eaton Vance Corp. and Eaton Vance, Inc. Mr. Hawkes' principal business address is the same as that of Eaton Vance.

No officer or director of the Fund currently is an officer or employee of Eaton Vance. No officer or Trustee of Diversified Investors Portfolios has any other material direct or indirect interest in Eaton Vance or any other person controlling, controlled by or under common control with Eaton Vance. Since January 1, 1999, none of the Trustees of the Diversified Investors Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Eaton Vance was or is to be a party.

MANAGEMENT ACTIVITIES. Eaton Vance's total assets under management as of June 30, 2000 totaled approximately $46 billion.

Eaton Vance acts as investment manager for registered investment companies with investment objectives similar to the Fund's investment objective of providing a high level of current income. As of June 30, 2000, Eaton Vance managed approximately $2.7 billion of high yield accounts (including the Portfolio).

The name of each such fund, together with information concerning the fund's net assets and the fees paid to Eaton Vance for its services, are set forth in Exhibit B.

THE EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of Diversified Investors Portfolios (the "Portfolio Trust") authorized the Adviser to terminate the DIA Subadvisory Agreement and approved the Eaton Vance Subadvisory Agreement at a meeting held on May 16, 2000.


Before authorizing the Adviser to terminate the DIA Subadvisory Agreement, the Board of Trustees of the Portfolio Trust reviewed with the Adviser its recommendations that the manner in which the Portfolio's assets were invested be broadened and that the services of DIA as subadviser of the Portfolio be terminated. The Adviser reported that DIA had employed a conservative approach in managing the Portfolio. Under this approach, DIA had limited the Portfolio's investments to cash-pay only bonds and had not invested in other strong performing segments of the high yield market such as zero coupon bonds, payment-in-kind bonds and other high yield securities. As a result, DIA's investment performance had been poor on a relative basis. The Adviser recommended that management responsibilities of the Portfolio be transferred to a subadviser who would place a greater emphasis on the broad high yield bond universe in order to enhance the Portfolio's yield and return characteristics. The Adviser considered several investment managers as potential replacements for DIA before ultimately recommending Eaton Vance to the Board of Trustees.

The Board of Trustees reviewed the Adviser's procedures for selecting a new subadviser. The Trustees considered information with respect to Eaton Vance and whether the Eaton Vance Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Trustees considered the nature and quality of services expected to be provided by Eaton Vance and reviewed and discussed information regarding the subadviser's fees and performance. In evaluating the subadviser's ability to provide services to the Portfolio, the Trustees considered information as to the subadviser's business organization, financial resources, personnel and other matters. The Trustees compared the investment performance of certain high yield bond accounts advised by Eaton Vance having investment objectives similar to the Portfolio against various benchmarks and to the investment performance of the Portfolio's assets as managed by DIA.


Based upon its review and the representations made to it, the Board of Trustees, including the Independent Trustees, concluded that (a) the Portfolio as managed by DIA did not take full advantage of the broad high yield securities market, (b) Eaton Vance had adequate resources and expertise to provide advisory services to the Portfolio, (c) the terms of the Eaton Vance Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (d) the fees provided in the Eaton Vance Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including the Independent Trustees, authorized the Adviser to terminate the DIA Subadvisory Agreement, approved the Eaton Vance Subadvisory Agreement and voted to recommend the approval of the Eaton Vance Subadvisory Agreement by the holders of beneficial interests in the Portfolio.

REQUIRED VOTE

Approval of the Eaton Vance Subadvisory Agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the issuer's outstanding voting securities (a "1940 Act Majority"). The Trust will cast all of the Fund's votes with respect to the Eaton Vance Subadvisory Agreement in the same proportion as the votes of the Fund's shareholders cast at the Meeting on Item 1. The percentage of the Fund's votes representing shareholders of the Fund not voting at the Meeting will be voted by the Trust in the same proportion as those cast by shareholders of the Fund who do, in fact, vote.

Because there are holders of beneficial interests in the Portfolio besides the Fund, it is possible that the Eaton Vance Subadvisory Agreement will not be approved by the requisite vote, even if the Subadvisory Agreement is approved by a 1940 Act Majority of the outstanding voting securities of the Fund. It is also possible that the Subadvisory Agreement will be approved by the requisite vote, even if the Subadvisory Agreement is not approved by a 1940 Act Majority of the outstanding voting securities of the Fund.

In the event that the Eaton Vance Subadvisory Agreement does not receive the requisite shareholder approval, the Adviser would negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMEnDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE EATON VANcE SUBADVISORY AGREEMENT.

      ITEM 2. TO AUTHORIZE THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND

                ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

As discussed above, the Adviser selects and employs one or more subadvisers to make the day-to-day investment selections for the Portfolio, and reviews the subadvisers' continued performance. See "Background." The Adviser may terminate the services of any subadviser at any time; however, retaining the services of a new subadviser currently requires Portfolio investor approval.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement currently applies to the appointment of any new or replacement subadviser to the Portfolio. However, the Portfolio Trust has received exemptive relief from the Securities and Exchange Commission from these shareholder vote requirements. If this proposed Item 2 is approved by the Portfolio's investors, the Board of Trustees of the Portfolio Trust would be able, without further investor approval, to appoint additional or replacement subadvisers so long as certain requirements are complied with. The Trustees would not, however, be able to replace the Adviser as investment adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts.

This Item 2 is intended to facilitate the efficient supervision and management of the subadvisers by the Adviser and the Trustees of the Portfolio Trust. The Adviser continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees of the Portfolio Trust replace a subadviser or appoint additional subadvisers, or approve a subadviser following a change of control, depending on the Adviser's assessment of which subadviser or combination of subadvisers it believes will optimize the Portfolio's chances of achieving its investment objective. If the Portfolio's investors approve this proposed Item 2, the Portfolio would no longer be required to call an investor meeting each time a new or replacement subadviser is appointed, and Fund shareholders would not be asked to vote thereon.

Shareholder meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of shareholder approval, any proposal to add or replace subadvisers would receive careful review. First, the Adviser would assess the Portfolio's needs and, if it believed additional or replacement subadvisers could benefit the Portfolio, would search for available investment subadvisers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Trustees of the Portfolio Trust, including a majority of the Independent Trustees. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a fund and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with the conditions contained in the Securities and Exchange Commission exemptive order, which include that the Portfolio furnish to its investors (including the Fund) certain information about the additional or replacement subadvisers.

The Trustees of the Trust believe that the proposed authority for the Board of Trustees of the Portfolio Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors is in the best interests of the shareholders of the Fund.

REQUIRED VOTE

Authorizing the Board of Trustees of the Portfolio Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors will require the approval of a 1940 Act Majority of the outstanding voting securities of the Portfolio, present in person or represented by proxy at a meeting of investors in the Portfolio.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR AUTHORIZING THE TRUSTEES OF THE PORTFOLIO TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGReEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

      ITEM 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS THEREOF.

Management of the Trust knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in such proxy.

                             ADDITIONAL INFORMATION

The Fund's Distributor is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Fund's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

As of the Record Date, the Trustees and officers of the Trust, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Fund.

As of the Record Date, no persons owned of record or had the right to vote 5% or more of the outstanding shares of the Fund.

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                              By Order of the Board of Trustees,


                              /s/ Robert F. Colby
                              -----------------------------
                              Robert F. Colby, Secretary


August 18, 2000

PROXY CARD                                                          PROXY CARD

                   DIVERSIFIED INVESTORS HIGH-YIELD BOND FUND
               A SERIES OF THE DIVERSIFIED INVESTORS FUNDS GROUP

                         A PROXY FOR A SPECIAL MEETING
                 OF SHAREHOLDERS TO BE HELD SEPTEMBER 20, 2000

     The undersigned, revoking all Proxies heretofore given, hereby appoints each of Tom A. Schlossberg, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in Diversified Investors High-Yield Bond Fund (the "Fund"), a series of The Diversified Investors Funds Group (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on September 20, 2000, at 9:00 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Eaton Vance Management.

      ____FOR                  ____AGAINST                   ____ABSTAIN

2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

      ____FOR                  ____AGAINST                   ____ABSTAIN


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                              -----------------------------------
                              Signature

                              -----------------------------------
                              Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                                                                      Exhibit A

                        INVESTMENT SUBADVISORY AGREEMENT

       INVESTMENT SUBADVISORY AGREEMENT, dated as of June 1, 2000 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Eaton Vance Management ("Subadvisor").

                                  WITNESSETH:

       WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the HighYield Bond Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified openend management investment company registered under the Investment Company Act of 1940 (" 1940 Act");

       WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

       NOW, THEREFORE; in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

       1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of the Portfolio's assets, subject to the control and written direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

       The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's thencurrent Prospectus and Statement of Additional Information ("SAI").

       In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required to by law maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

       The Subadvisor shall review all proxy solicitation materials and be responsible for voting all proxies in relation to the securities held in the Portfolio. Diversified shall direct the Portfolio's custodian to forward all proxies and similar materials relating to the Portfolio's securities upon receipt to the Subadvisor c/o Ms. Elizabeth Boveroux, The Eaton Vance Building, 255 State Street, Boston, MA 02109, affording the Subadvisor reasonable time in which to determine how to vote such proxies. The Subadvisor shall provide the Portfolio with quarterly reports of all proxies voted by the Subadvisor.

       Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

       The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of

Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Eaton Vance Management is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

      Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value. of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's, overall, responsibilities with respect to the Portfolio and to other funds and separate accounts for which the Subadvisor exercises investment discretion. Further, notwithstanding the prior paragraphs of Section 1, the Subadvisor shall have the ability to place orders consistent with its disclosure in its current Form ADV as filed with the Securities and Exchange Commission.

       2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and outofpocket, expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

       3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

       4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Articles, and will comply with all other provisions of the Articles and ByLaws and any current Prospectus of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

       5. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or, management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest; provided, however, that Diversified shall not be required to indemnify Subadvisor for any such liability, damages, or expenses arising out of Subadvisor's gross negligence, bad faith, willful malfeasance, or reckless disregard of its duties under this Agreement.

       The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

      6. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement Subadvisor will not manage any similar High Yield Bond Portfolio, any collective trust, openend investment company registered under the Investment Company Act of 1940, Variable Insurance Contract registered under the Investment Company Act of 1940, or insurance company separate account that are offered to the types of employee benefit plans in the target markets referred to in Schedule C and sponsored by competitors of Diversified in providing services to such types of employee benefit plans without providing Diversified with 60 days prior written notice. It is understood that Subadvisor shall not be limited by this section 6 with respect to any other portfolio that it may offer (such as a small, medium or large capitalization specific portfolio, a portfolio that includes a significant portion devoted to nonU.S. securities or a commingled vehicle that is not sponsored by a provider of bundled services to the types of employee benefit plans specified on Schedule
C). The parties acknowledge that Eaton Vance is not currently a competitor of Diversified.

       7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by:the Investment Company Act of 1940 and Rules thereunder.

       This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 60 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

       This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

       The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

       8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a1 and Rule 31a2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

       9. Survival of Compensation Rates. All rights to compensation under this Agreement which have accrued prior to any termination of this Agreement shall survive such termination.

       10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

       11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

       12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending material legal action being brought against it whether in the form of a lawsuit or a nonroutine investigation by any federal or state governmental agency.

       Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

       13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

       14. Override Provisions. Notwithstanding any other provision of this Agreement, (i) prior to this Agreement being approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act, in no event shall compensation paid to the Subadvisor hereunder exceed the amount permitted by Rule 15a4 under the 1940 Act, and (ii) if this Agreement is not approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act no later than 150 days after the date of this Agreement, this Agreement shall immediately terminate.

       15. Liability of Eaton Vance. Diversified acknowledges that the Subadvisor is organized as a Massachusetts business trust and, therefore, none of its trustees, officers or shareholders are personally liable for any of its obligations. Diversified agrees to seek satisfaction of any obligations of Subadvisor solely from the assets of the Subadvisor.

       IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                              Diversified Investment Advisors, Inc.


                              By: /s/ Robert F. Colby
                                 -----------------------------------
                                 Robert F. Colby
                                 Vice President and General Counsel


                              Eaton Vance Management


                              By: /s/ A. Walker Martin
                                 -----------------------------------
                                 A. Walker Martin
                                 Vice President

                                  SCHEDULE A
                                 (to Exhibit A)

                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made as of August 17, 1995 by and between the HighYield Bond Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified;)

    WHEREAS, the Portfolio is registered as a diversified, openend, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

    WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 194.0; and

    WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

    NOW, THEREFORE, this Agreement

                                  WITNESSETH:

    In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

      2. (a) Diversified shall, at its expense, (i) employ subadvisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

      (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and outofpocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio; including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

      3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

      Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's thencurrent prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

      Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the

Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

      In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a22(T) thereunder. Pursuant to such authorizations, an affiliated brokerdealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

      Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

           (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

           (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

           (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

           (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

           (f) Diversified shall also provide the Portfolio with the following services as may be required:

      (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

      (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

      (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semiannual and annual reports to investors, proxy statements and tax returns;

      (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

      (v) maintaining books and records of the Portfolio.

      4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard, of its obligations and duties hereunder.

      5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .55% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

      In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

      6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

      7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

      8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

      Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or, termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

      This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

      9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

                                  SCHEDULE B
                                 (to Exhibit A)

The Subadvisor shall be compensated for its services under this Agreement on the basis of the belowdescribed annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  Fee Schedule

            .35% of first $20 million of net assets of the Portfolio .25% of next $20 million of net assets of the Portfolio .20% of next $85 million of net assets of the Portfolio
         .15 % of net assets in excess of $125 million of the Portfolio

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will accrue monthly and be paid quarterly.

Eaton Vance agrees that if at anytime during the term of this Subadvisory Agreement, Eaton Vance offers another of its clients a lower fee than that set forth in this Schedule B for the management of a similarly structured High Yield Bond Portfolio then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Eaton Vance's other client. It is understood and agreed by both Eaton Vance and Diversified that this paragraph is applicable solely to Diversified's HighYield Bond Portfolio and not to any other fund/assets which Eaton Vance now manages or may manage in the future on Diversified's behalf.

                                  SCHEDULE C
                                 (to Exhibit A)

Target market for 401(a), 403(b) and 457 plans is those plans, with assets between $1 and $250 million.

                                                                                                                       EXHIBIT B


SIMILAR INVESTMENT COMPANIES FOR WHICH EATON VANCE
(OR AN AFFILIATE) SERVES AS INVESTMENT ADVISER:

-------------------------- --------------- ------------------------------------------------------------ ----------------
        FUND NAME            NET ASSETS                    ANNUAL RATE OF COMPENSATION                  FEE WAIVERS OR
                                                                                                          REDUCTIONS
-------------------------- --------------- ------------------------------------------------------------ ----------------
-------------------------- --------------- ------------------------------------------------------------ ----------------
High Income Portfolio      $1,200,000,000*   Daily Net Assets      Annual Asset       Daily Income      None
                                                                       Rate               Rate
-------------------------- --------------- ---------------------- ---------------- -------------------- ----------------
                                           up to $500 million           0.300%            3.00%
-------------------------- --------------- ---------------------- ---------------- -------------------- ----------------
                                           $500 million but less
                                           than $1 billion              0.275%            2.75%
-------------------------- --------------- ---------------------- ---------------- -------------------- ----------------
                                           $1 billion but less
                                           than $1.5 billion            0.250%            2.50%
-------------------------- --------------- ---------------------- ---------------- -------------------- ----------------
                                           $1.5 billion but less
                                           than $2 billion              0.225%            2.25%
-------------------------- --------------- ---------------------- ---------------- -------------------- ----------------
                                           $2 billion but less
                                           than $3 billion              0.200%            2.00%
-------------------------- --------------- ---------------------- ---------------- -------------------- ----------------
                                           $3 billion and over          0.175%            1.75%
-------------------------- --------------- ------------------------------------------------------------ ----------------
-------------------------- --------------- ------------------------------------------------------------ ----------------
Eaton Vance Income Fund    $586,000,000*   5/96 of 1% (equivalent to 0.625% annually) of average        None
of Boston                                  daily net assets)
-------------------------- --------------- ------------------------------------------------------------ ----------------

* As of June 30, 2000.